UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 18, 2007
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                           WSFS FINANCIAL CORPORATION
                           --------------------------
             (Exact name of Registrant as specified in its Charter)


     Delaware                     0-16668                        22-2866913
 ----------------            ----------------                ------------------
 (State or other              (Commission                      (IRS Employer
 jurisdiction of               File No.)                     Identification No.)
 incorporation)

                 500 Delaware Avenue, Wilmington, Delaware 19801
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (302) 792-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                           WSFS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     The Registrant announced that on April 18, 2007, its Executive Committee of the Board adopted an administrative policy related to the future award of stock options under the 2005 Incentive Compensation Plan. Under such administrative policy, the future award of stock options under 2005 Incentive Compensation Plan will have a minimum vesting period of four years and maximum option life of five years from the date of grant. The policy provides that any change to the policy will only be made following an approval vote by a majority of the shareholders of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WSFS FINANCIAL CORPORATION


Date:  April 18, 2007                    By:/s/ Stephen A. Fowle
                                            ------------------------------------
                                            Stephen A. Fowle
                                            Executive Vice President and Chief
                                            Financial Officer